Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
          In connection with the accompanying Annual Report of Genta Incorporated (the “Company”) on Form 10-K for the year ended December 31, 2008 (the “Report”), I, Gary Siegel, Vice President, Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(3)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 13, 2009

/s/ GARY SIEGEL*

Name:	Gary Siegel
Title:	Vice President, Finance

*	A signed original of this written statement required by Section 906 has been provided to Genta Incorporated and will be retained by Genta Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.